EXHIBIT 10(bm)


                               AMENDMENT NO. 4

           Loan Agreement Between Hallmark Financial Services, Inc.
                       And Dorinco Reinsurance Company


    This Amendment No. 4 is made and entered into effective as of November 8, 2001, by and between Hallmark Financial Services, Inc., a Nevada corporation (the "Borrower"), and Dorinco Reinsurance Company, a Michigan corporation (the "Lender").

    WHEREAS, Borrower and Lender have entered into a Loan Agreement dated March 10, 1997, which Loan Agreement has previously been amended by an Amendment No. 1 executed by Borrower on July 31, 1998 and by Lender on August 14, 1998; an Amendment No. 2 effective as of March 5, 1999; and an Amendment No. 3 effective as of November 19, 1999 (as amended, the "Agreement");

    WHEREAS, Borrower has reduced the original principal amount outstanding pursuant to the Loan Agreement and has executed a Third Renewal Promissory Note of even date herewith reflecting the new principal balance and certain revised payment terms;

    THEREFORE, in consideration of the mutual covenants contained herein the parties hereby agree as set forth below.

    A. Subsection 1.ac. of the Agreement is hereby deleted in its entirety and the following Subsection 1.ac. is substituted in its place:

             "ac.'Promissory Note' means the Third Renewal Promissory Note dated November 8, 2001, in the original principal amount of $1,719,331.00 from Borrower, as maker, payable to the order of Lender, and all extensions, renewals, substitutions and modifications thereof."

    B. Section 2 of the Agreement is hereby deleted in its entirety and the following Section 2 is substituted in its place:

             "2. Promissory Note Commitment. Lender will loan to Borrower the sum of $1,719,311.00 upon the terms and conditions set forth in this Agreement and the Promissory Note for the purposes set forth in Subsection 6.k. of this Agreement."

    C. Except as expressly amended hereby, all terms and conditions of the Agreement shall remain in full force and effect.


    IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 to be effective as of the date set forth above.


 BORROWER:

 HALLMARK FINANCIAL SERVICES, INC.


 By:________________________________________
 Name:     Linda H. Sleeper
 Title:    President


 LENDER:

 DORINCO REINSURANCE COMPANY


 By:________________________________________

 Name:______________________________________

 Title:_______________________________________